Exhibit 10.183

SECOND AMENDMENT TO CONTRIBUTION AGREEMENT This SECOND AMENDMENT TO CONTRIBUTION AGREEMENT (this “Amendment”) is made as of the 3rd day of March 2022 (the “Amendment Date”) by and among Lodging Fund REIT III OP, LP, a Delaware limited partnership (the “Operating Partnership”), and RLC-VI Lakewood, LLC, a Colorado limited liability company (the “Contributor”). WHEREAS, Contributor and Operating Partnership entered into that certain Contribution Agreement dated December 30, 2021 as amended (the “Agreement”) for the contribution of a 142- room hotel business known as the Fairfield Inn & Suites Denver Southwest Lakewood located at 3605 S. Wadsworth Boulevard, Lakewood, Colorado 80235-2012 (the “Property”); WHEREAS, during the course of Operating Partnership’s due diligence studies, the Operating Partnership has realized that it will need an extension to the Due Diligence Period (as defined in the Agreement). NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows: 1. Capitalization. All capitalized terms used herein will have the meanings ascribed to those terms in the Agreement, unless otherwise specified herein. 2. Due Diligence Period. Section 2.17.1 shall remain in full force and effect except that the Due Diligence Period shall now extend until 11:59 PM EST on March 10, 2022. 3. Conflict; Counterparts. In the event of any conflict between the terms of this Amendment and the Agreement, this Amendment shall control. This Amendment may be executed in multiple counterparts via facsimile or email in .PDF format, each of which shall be deemed to be an original, but such counterparts when taken together shall constitute but one Amendment. 4. Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, administrators, and assigns. 5. Ratification. Except as set forth above, the terms of the Agreement are hereby ratified and confirmed in their entirety. [Signature Page to Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written. SELLER: RLC-VI Lakewood, LLC a Colorado limited liability company By: ----------- Stephen Mills, Manager [OPERATING PARTNERSHIP'S SIGNATURE PAGE TO FOLLOW] /s/ Stephen Mills

OPERATING PARTNERSHIP: LODGING FUND REIT III OP, LP A Delaware limited partnership By: Lodging Fund REIT III, Inc. Its: General Partner By: Name: David R. Durell Title: Chief Investment Officer /s/ David Durell